SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENT
NOTE 17:-      SUBSEQUENT EVENT

In January 2018, the Company signed a Shares Purchase Agreement of all of the outstanding shares of Netonomy Ltd (“Netonomy") a developer of software-based cyber security for the connected home. Under the terms of the Shares Purchase Agreement, the Company will acquire the shares of Netonomy for approximately $3,200 in cash. In addition, there is a performance-based contingent amount, over a period of two and a half years following closing. The acquisition price is capped at approximately $4,300 million and is contingent upon reaching certain revenues threshold from the sale of Netonomy products. The transaction closing date occurred on January 15, 2018.